To Our Shareholders:

Fiscal year 2014—our first full year under the stewardship of new senior management and our reformed Board of Directors—was importantly productive for Pro-Dex. We have solidified and enhanced our management team, realized tangible operational and product-development milestones and set foundations for growth.

Among our fiscal 2014 accomplishments:

●	Right-sizing our cost footprint – It is an artful process to adjust expenditures to serve a reduced revenue base without cutting the resources needed to rebuild that revenue base, yet we successfully executed this process in fiscal 2014.
●	Monetizing inventory – In fiscal 2013, we built up inventory to reduce lead times for products sold to our major customer, only to have that customer request an eight-month (including the first five months of fiscal 2014) delivery hiatus. In the latter half of fiscal 2014, however, deliveries resumed, allowing us to monetize last year’s inventory investment. Further, the customer placed additional orders for deliveries through December 2015, which we expect will speed inventory throughput and shorten the time in which our resources are invested in inventory.
●	Generating positive cash flow – Reducing both operating expenses and investments in inventory bodes well for cash flow, and we generated positive cash flows from operations during the second half of fiscal 2014.
●	Raising capital through a common stock rights offering – Organic rebuilding of our revenue base is the goal, but it can be a lengthy proposition. The additional capital we raised through our rights offering that closed in April 2014 gives us the flexibility of employing capital more efficiently and being ready to take advantage of sensible opportunities that may present themselves.
●	Strengthening our product development organization – In fiscal 2014 we revamped our product development team in favor of experience. Through the efforts of this strengthened organization, two of the largest design projects undertaken in Pro-Dex’s history, which included development of potentially market-disruptive technology, moved out of the design phase and into the test phase during the first quarter of fiscal 2015. We believe that commercialization of these projects is now within our sights.

With these accomplishments setting a foundation, we enter fiscal 2015 a changed company – with employees not only embracing, but contributing to, substantive change in the way we do business, a mid-management team that is empowered to effect action, and a senior management team that comes to work every day empowered to complete the turnaround of Pro-Dex.

To be sure, the turnaround has only begun, and the challenges are still substantial. Our core business serving the medical device space is characterized by a long sales cycle which prolongs our recovery. In addition, Pro-Dex’s business is still primarily project-based, which results in uneven revenue streams.

What has changed, however, is in how Pro-Dex responds to these challenges:

●	The medical device “sales call” is a technical one; our customers most often are senior product development engineers in large organizations. Accordingly, the classic business model, to which we historically subscribed, in which Business Development and Product Development were separate disciplines, succeeded only in making a long sales cycle even longer. Thus, with a view toward shortening the sales cycle and making sales calls more effective, we have combined these disciplines and vested responsibility in one Vice President who all of us support with our coordinated Business Development activities.
●	Most of our medical device opportunities are large, time consuming projects that create uneven revenue streams during the design, or pre-production, phase. Of course, one way to address this operational issue is to obtain more projects and, as described above, we are in pursuit of these. But, also as described above, this is a lengthy process. Thus, in parallel to our pursuit of medical device projects, we are diversifying our product lines to leverage our core competencies – marketing our expertise on an outsourcing basis in such areas as engineering, precision machining and assembly, and regulatory consulting, to prospects in a variety of manufacturing-based industries.
●	On our balance sheet are cash and investments in amounts that we believe can both support our existing business and give us the flexibility to consider capital allocation opportunities, possibly in diverse business segments, that we believe represent potentially attractive returns.

Change is inherent to Pro-Dex’s recovery, and risk is inherent to change. Accordingly, the road ahead likely will not be without bumps – good management is not about avoiding risk; rather it’s about managing it. Your Board of Directors and management team are excited about successfully navigating Pro-Dex’s road ahead, and we look forward to reporting on our progress.

In the meantime, I welcome your comments and questions. Please do not hesitate to reach our Board or me via phone at (800) 562-6204 or (949) 769-3200, fax at (949) 769-3281, or email at investor.relations@pro-dex.com.

Harold A. Hurwitz

Chief Executive Officer

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PRO-DEX, INC.

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2361 McGaw Avenue
Irvine, California 92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 3, 2014

To the Shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders (“Annual Meeting”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) will be held at our headquarters, 2361 McGaw Avenue, Irvine, California, on December 3, 2014, at 9:30 a.m. Pacific Standard Time, for the following purposes:

1.	To elect five persons to serve as our directors for a term of one year each. The nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice.
2.	To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015.
3.	To hold an advisory vote to approve the compensation of our Named Executive Officers.
4.	To approve the termination of our Amended and Restated 2004 Directors’ Stock Option Plan.
5.	To approve the establishment of the 2014 Employee Stock Purchase Plan.
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 8, 2014, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about October 23, 2014, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 23, 2014, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

OUR BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT; AND A VOTE “FOR” EACH OF PROPOSALS 2 THROUGH 5.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Harold A. Hurwitz

Corporate Secretary

2361 McGaw Avenue
Irvine, California 92614

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 3, 2014

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors (“Board”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held at Pro-Dex’s headquarters, 2361 McGaw Avenue, Irvine, California, on Wednesday, December 3, 2014, at 9:30 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about October 23, 2014. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 p.m. Eastern Standard Time on Tuesday, December 2, 2014, or by proxy card prior to or at the Annual Meeting, will be voted in the manner specified therein, and if no direction is indicated (except in the case of broker non-votes), “for” each of the five director nominees named under Proposal No. 1; and “for” each of Proposal Nos. 2 through 5.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 p.m. Eastern Standard Time on Tuesday, December 2, 2014, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification, such as a driver’s license or passport, in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Annual Meeting. So far as is known to our Board, no other matters are to be brought before the Annual Meeting. However, if any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

This proxy statement, the accompanying shareholder letter, the accompanying proxy card and our Annual Report on Form 10-K are being made available to our shareholders on the Internet at www.proxyvote.com through the notice and access process on or about October 23, 2014. We will bear the cost of soliciting proxies pursuant to this proxy statement. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock, no par value per share (“Common Stock”). Further solicitation of proxies may be made by mail upon request, and by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 4,173,633 shares of our Common Stock outstanding at the close of business on October 8, 2014, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Under Colorado law, our Articles of Incorporation and our Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is represented in person or by proxy at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

For Proposal No. 1 (the election of directors), assuming that a quorum is present, the five nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and broker non-votes have no practical effect.

For Proposal No. 2 (to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015), Proposal No. 3 (advisory vote to approve the compensation of our Named Executive Officers), and Proposal No. 5 (to approve the establishment of the 2014 Employee Stock Purchase Plan), assuming that a quorum is present, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

For Proposal No. 4 (to approve the termination of the Amended and Restated 2004 Directors’ Stock Option Plan), assuming that a quorum is present, the matter will be approved if the vote constitutes the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting. As a result, abstentions and broker non-votes have the effect of a vote against Proposal No. 4.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the Annual Meeting.

Recommendations of our Board

Our Board recommends that our shareholders vote “for” each of the five director nominees named under Proposal No. 1; and “for” each of Proposal Nos. 2 through 5.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company’s Common Stock as of October 8, 2014 by:

●	each member of the Board;

●	each of the Company’s Named Executive Officers listed in the “Summary Compensation Table” included in the “Executive Compensation” section of this proxy statement;

●	all of the Company’s directors and executive officers as a group; and

●	each person or entity known to the Company that beneficially owns more than five percent of the Company’s Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California, 92614. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

The percentages of Common Stock beneficially owned are based on 4,173,633 shares of Common Stock outstanding at October 8, 2014.

	Number of	Percent of
	Shares of Common	Common Stock
	Stock Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned(1)
Nicholas J. Swenson, AO Partners I, L.P.; and AO Partners, LLC(2) 3033 Excelsior Blvd. Suite 560
Minneapolis, MN 55416	1,037,984	24.9%
Raymond E. Cabillot; Farnam Street Partners, L.P.;
Farnam Street Capital, Inc.; and Peter O. Haeg(3) 3033 Excelsior Blvd., Suite 320
Minneapolis, MN 55416	510,560	12.2%
Harold A. Hurwitz(4)	55,537	1.3%
Richard L. Van Kirk(4)	67,205	1.6%
David C. Hovda(4)	15,000	*
William J. Farrell III	1,000	*
All Directors, Director Nominees and Executive Officers as a group (6 persons)(4)	1,687,286	40.4%

*	Indicates less than 1% of the outstanding shares of common stock.
(1)	Applicable percentage ownership is based on 4,173,633 shares of Common Stock outstanding as of October 8, 2014. Any securities not outstanding but subject to warrants or options exercisable as of October 8, 2014, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants or options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.
(2)	AO Partners, LLC is the General Partner of AO Partners I, L.P. Mr. Swenson is the Managing Member of AO Partners, LLC, and, in such capacity, has the power to direct the affairs of AO Partners, LLC, including the voting and disposition of shares of our Common Stock held by AO Partners I, L.P. As such, AO Partners I, L.P., AO Partners, LLC and Mr. Swenson may be deemed to share voting and dispositive power with regard to the 1,037,984 shares of our Common Stock held by AO Partners I, L.P.
(3)	Farnam Street Partners, L.P., Farnam Street Capital, Inc., Raymond E. Cabillot, and Peter O. Haeg claim shared voting power and shared dispositive power of 510,560 shares of our Common Stock held by Farnam Street Partners, L.P.
(4)	Includes shares of Common Stock issuable upon the exercise of options that were exercisable as of October 8, 2014, or exercisable within 60 days after October 8, 2014, as follows: Mr. Hurwitz, 48,334 shares, Mr. Van Kirk, 60,002 shares, Mr. Hovda 15,000; and all directors, director nominees and Named Executive Officers as a group, 123,336 shares.

Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

Our Board is currently composed of five members. All directors or their successor nominees stand for election each year.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by our Board for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, proxies will be voted for such other person as may be designated by our Board.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the five nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as our directors.

DIRECTORS

Set forth below is certain information with respect to our directors.

Name	Age	Position With Company	Audit	Compensation	Nominating and Governance
Raymond E. Cabillot	51	Director	X	X	C
William J. Farrell III	41	Director		X	X
David C. Hovda	52	Director	C		X
Harold A. Hurwitz	62	Director, Chief Executive Officer, President, Chief Financial Officer, Secretary
Nicholas J. Swenson	46	Director, Chairman of the Board	X	C	X

____________________________

(X)	Member of the Committee
(C)	Chairman of the Committee

Messrs. Cabillot, Farrell, Hovda and Swenson currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and we expect that each will continue to qualify as an “independent director” if elected.

Our Board is of the opinion that the election to our Board of the director nominees identified herein, each of whom has consented to serve if elected, would be in our shareholders’ best interests.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE
NOMINEES NAMED BELOW.

Raymond E. Cabillot (51), current director and nominee, has, from January 1998 until the present, served as Chief Executive Officer and a director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership located in Minneapolis, MN. He was a Senior Research Analyst at Piper Jaffray, Inc. from 1990 to 1998. Prior to that, he worked for Prudential Capital Corporation from 1987 to 1990 as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot serves as a director of several private companies. He was a director of O.I. Corporation, a Nasdaq listed company (OICO), from 2006 to 2010. He served as Chairman of the Board of O.I. Corporation from 2007 through 2010 and during 2010 served as Co-Chairman of the Board of O.I. Corporation. Mr. Cabillot has a B.A. degree with a double major in Economics and Chemistry from Saint Olaf College and an M.B.A. from the University of Minnesota. Mr. Cabillot has been a director of ours since January 2013.

Mr. Cabillot brings the following experience, qualifications, attributes and skills to our Board:

●	More than 25 years of experience as a financial analyst and investment manager;

●	Four years of prior public company board experience, including three years as Chairman and one year as Co-Chairman; and

●	Independent of our management.

William J. Farrell III (41), current director and nominee, is co-founder and Chief Operating Officer, since January 2013, of FreshRealm, LLC, a developer of new technologies to streamline fresh food distribution. In addition, from January 2011 until the present, he has served as Chief Executive Officer of Viszy Inc., a start-up company developing software and services for the consumer market. Mr. Farrell is also Chief Executive Officer of B ō biam, LLC, a company that turns youth art into apparel and other products, which it merchandises through its retail store and wholesale channels. From April 1998 to January 2011, Mr. Farrell held various senior management roles at Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. His engineering career began with eight years in production support, process development and operations. He then worked 10 years in product development for Medtronic, during which time he led management teams in program, product and process development. At the end of his tenure with Medtronic, he was Senior Director of Product Development and led corporate-wide initiatives to improve design, reliability and manufacturability practices. Mr. Farrell has a B.S. degree in Mechanical Engineering from the University of Minnesota (1996). Mr. Farrell has been a director of ours since January 2013.

Mr. Farrell brings the following experience, qualifications, attributes and skills to our Board:

●	Current senior-level management, operating and board experience;

●	More than 12 years of experience in engineering and management roles in the medical device industry, our primary target market; and

●	Independent of our management.

David C. Hovda (52), current director and nominee, has served as President, Chief Executive Officer and a member of the Board of Directors of Simplify Medical, Inc., a privately held medical device company that has developed a cervical artificial disc replacement optimized for MRI imaging, since 2013. Prior to his tenure with Simplify Medical, he was President, Chief Executive Officer and a member of the Board of Directors of SpinalMotion, Inc., a privately held medical device company that designed, developed and marketed artificial discs for use in the spine, from 2004 to 2013. Prior to joining Spinal Motion, he held leadership positions with Arthrocare, Inc. (Nasdaq: ARTC), a developer and manufacturer of surgical devices, instruments, and implants focused on enhancing surgical techniques and patient outcomes, serving as the Vice President/General Manager of its Spine Division from 1999 to 2004, and as the Managing Director of its ENT Division from 1997 to 1999. From 1992 to 1997, Mr. Hovda served in financial analysis and product management positions with Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company, which culminated in his service as the European Business Manager of its Upper Airway Venture from 1995 to 1997. He holds more than 40 patents related to radio frequency ablation technology, specific clinical applications, and artificial disc replacement designs and implantation methods.

Mr. Hovda served for five years with the United States Navy, achieving the rank of Lieutenant. He received a Bachelor of Science degree in Civil Engineering from Northwestern University and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Hovda has been a director of ours since January 2013.

Mr. Hovda brings the following experience, qualifications, attributes and skills to our Board:

●	Current senior-level management, operating and board experience based on more than 20 years of participation in the medical device industry, our primary target market, nine years of which are specifically with medical devices to treat disorders of the spine, a sector within the medical device industry that we believe represents potential for future revenue growth;

●	Core management and leadership skills gained through experience overseeing and managing operations at the manager and chief executive officer levels, including experience in medical device intellectual property, product development, clinical testing and marketing;

●	Experience in financial analysis, including operational restructuring, acquisition opportunities and market entry feasibility; and

●	Independent of our management.

Harold A. Hurwitz (62), current director and nominee, has served as our Chief Executive Officer and President since February 2013 in addition to his positions as Chief Financial Officer, Treasurer and Secretary, which he has held since joining the Company in October 2010. Between March 2010 and September 2010, Mr. Hurwitz served as an independent consultant, providing service primarily to a molecular diagnostics company. From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a venture-backed medical device company. Prior to joining Interventional Spine in April 2008, Mr. Hurwitz served as Principal Consultant, focused on the medical technology industry, with McDermott & Bull from December 2005 to March 2008. Mr. Hurwitz served as an independent consultant from December 2004 to December 2005, with his primary client during that time being Micro Therapeutics, Inc., a then-public medical device company (now part of Covidien plc). He was Chief Financial Officer of Micro Therapeutics, Inc. from December 1997 to December 2004. Earlier in his career, Mr. Hurwitz was a Partner with Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), where he was a Business Assurance Partner, Team

Leader of its Orange County Medical Device Practice and an SEC Review Partner. He has a broad financial background that includes more than 35 years of public accounting and financial management experience. In addition, he has leadership experience in human resources and information technology, diversified fund raising and Sarbanes-Oxley compliance. Mr. Hurwitz holds a B.A. in Economics from the University of California, Los Angeles. Mr. Hurwitz has been a director of ours since June 2013.

Mr. Hurwitz brings the following experience, qualifications, attributes and skills to our Board:

●	38 years of experience in accounting, reporting and financial management based on 22 years as an employee and partner with Coopers & Lybrand L.L.P. and 16 years as a chief financial officer and financial consultant;

●	11 years as a chief financial officer of publicly held companies, including four years as our Chief Financial Officer; and

●	30 years of senior-level management, operating and consulting experience in the medical device industry, our primary target market.

Nicholas J. Swenson (46), current director and nominee, is a businessman, investor and research analyst. He has served as President and Chief Executive Officer of Air T, Inc. (AIRT), a Nasdaq listed company, since October 2013, as Chairman of the Board since August 2013 and as a member of the Board of Directors since August 2012. Mr. Swenson serves as a director of several private companies as well. Also, since March 2009, Mr. Swenson has been the Portfolio Manager of Groveland Capital, LLC.  Prior to forming Groveland Capital, Mr. Swenson was a Portfolio Manager and Partner at Whitebox Advisors, LLC, a multi-strategy hedge fund, from 2001 to 2009. From 1999 to 2001 he was a research analyst at Varde Partners, LLC, a partnership that specializes in distressed debt investing. He was an Associate in Corporate Finance at Piper Jaffray, Inc. from 1996 to 1999. Mr. Swenson has a B.A. degree in History from Middlebury College (1991) and an M.B.A. from the University of Chicago (1996). Mr. Swenson has been a director of ours since January 2013.

Mr. Swenson brings the following experience, qualifications, attributes and skills to our Board:

●	18 years of experience as a financial analyst and investment manager;

●	Public company senior-level management, operating and board experience; and

●	Independent of our management

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning our other non-director key management personnel.

Richard L. Van Kirk (54) was appointed our Chief Operating Officer in April 2013. He joined the Company in January 2006 and was named Vice President of Manufacturing in December 2006. Mr. Van Kirk’s career includes more than 14 years of management experience in manufacturing. Mr. Van Kirk previously served as Manufacturing Manager and Manager of Product Development at Comarco Wireless Technologies, ChargeSource Division, which provides power and charging functionality for popular electronic devices and wireless accessories. Prior to Comarco, Mr. Van Kirk was General Manager at Dynacast, a leader in precision die casting. Mr. Van Kirk earned a B.A. degree in Business Administration at California State University, Fullerton and an M.B.A. from Claremont Graduate School.

BOARD MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2014, our Board held eight meetings and acted four times by unanimous written consent. For all meetings at which our Board was not comprised entirely of independent directors, the independent members met immediately after each Board meeting. The “independent directors” consist of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). No director attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he served.

Audit Committee

Our Board has an Audit Committee that consists of three Board members, Messrs. Hovda (Chairman), Cabillot and Swenson. The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. The duties of the Audit Committee include meeting with our independent registered public accounting firm to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accounting firm’s performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year. A copy of the Audit Committee’s current charter may be found at http://pro-dex.com/media/ 23089/audit_committee_charter.pdf. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that Messrs. Hovda, Cabillot and Swenson each meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon their respective experience noted elsewhere in this proxy statement. The Audit Committee held seven meetings during the fiscal year ended June 30, 2014.

Nominating/Corporate Governance Committee

Our Board has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of four Board members, Messrs. Cabillot (Chairman), Farrell, Hovda and Swenson. The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board, a copy of which may be found at http://pro-dex.com/media/23113/prodex_gov_committee_charter.pdf. In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to our Board. During the fiscal year ended June 30, 2014, the full Board carried out the duties typically ascribed to the Nominating Committee. As such, the Nominating Committee held no separate meetings during the fiscal year ended June 30, 2014.

The Nominating Committee works with our Board to determine the appropriate characteristics, skills and experiences for our Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of our business environment and have the requisite ethical standards, knowledge, skills, expertise and diversity of experience such that our Board’s ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may receive candidate nomination suggestions from current Board members, our executive officers, our shareholders or other sources, which may be either unsolicited or in response to requests from our Board for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to our Board. The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s qualifications and accomplishments. With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation.

Shareholder nominations for director should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must satisfy the requirements discussed later in this proxy statement under the heading “Proposals of Shareholders.”

In compiling the list of our Board nominees appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management—both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates.

Compensation Committee

Our Board has a Compensation Committee that consists of three Board members, Messrs. Swenson (Chairman), Cabillot and Farrell. The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. A copy of the Compensation Committee’s current charter may be found at http://pro-dex.com/media/23092/compensation_committee_charter.pdf. The Compensation Committee establishes compensation policies applicable to our executive officers and directors. The Compensation Committee held three meetings during the fiscal year ended June 30, 2014.

The agenda for each meeting of the Compensation Committee is usually developed by the Chairman of the Compensation Committee with input from the other Compensation Committee members and our outside legal counsel.

The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings or executive sessions of the Board. Among other things, the charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

BOARD LEADERSHIP STRUCTURE

Our Board has separated the roles of Chairman of the Board and Chief Executive Officer. Mr. Swenson, an independent director, serves as Chairman of our Board and presides at all Board and shareholder meetings. Mr. Hurwitz, our Chief Executive Officer, serves as our primary spokesperson and supervises our business, subject to the direction of our Board. The independent Board members annually assess Mr. Hurwitz’s performance as Chief Executive Officer. We believe that an independent Chairman of the Board is better able to provide oversight and guidance to management, especially in relation to the Board’s essential role in risk management oversight, and to ensure the efficient use and accountability of resources. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation. The separation of the Chairman of the Board and Chief Executive Officer roles, together with our other comprehensive corporate governance practices, are designed to establish and preserve management accountability, provide a structure that allows the Board to set objectives and monitor performance, and enhance shareholder value.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee and management reports about such risks and their mitigation. Our Board believes the division of risk management responsibilities described above is an effective approach for evaluating and addressing the risks we face and that the structure allows our Board to exercise effective oversight of the actions of management.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

Compensation Committee Procedures

The Compensation Committee makes its most significant determinations with respect to annual compensation, bonus awards, and new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the first quarter of the fiscal year for which the targets and compensation levels are applicable. At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, our compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of two related elements: (i) the determination of compensation levels and (ii) the establishment of financial and other corporate performance objectives in connection with our Annual Incentive Plan. Our Annual Incentive Plan provides for payment of cash bonuses to participants following the completion of a fiscal year subject to the attainment of certain performance goals. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO. In the case of our CEO, the evaluation of his performance is conducted by the

Compensation Committee, which determines any adjustments to his compensation. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, our stock performance data, and analyses of historical executive compensation levels and our current compensation levels. Periodically, the Compensation Committee reviews all of our incentive compensation plans in order to evaluate the level of risk that such plans may encourage and, along with management’s report concerning such matters and their mitigation, to ensure that each plan is properly monitored and evaluated. The specific determinations of the Compensation Committee with respect to executive compensation for the fiscal year ended June 30, 2014 are described herein.

Compensation Committee Philosophy

Our compensation philosophy is predicated upon the following concepts:

●	We pay competitively. We are committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, we compare our pay practices with those of other leading companies of similar size and location(s) and set our pay parameters based on this review.
●	We pay for sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Compensation Committee by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.
●	We strive for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to both our executives and executives at comparable companies.
●	We believe that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that our executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking. To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; annual and multi-year cash incentives based upon our Annual Incentive Plan; and, a package of benefits similar in scope and nature to those offered to all our other employees. The Compensation Committee believes that equity-based incentives are an integral component of a competitive compensation plan, albeit in the form of a stock purchase plan that allows employees to purchase shares of our Common Stock at a reasonably discounted price through payroll deductions, rather than through stock option awards in which employees do not have a direct stake in our Common Stock and, in turn, a less direct incentive to contribute to our success. Accordingly, in June 2014, our Board approved the termination of our Second Amended and Restated 2004 Stock Option Plan and has proposed that, if approved by our shareholders, it be replaced by the Employee Stock Purchase Plan as further described in Proposal No. 5 of this proxy statement.

The Compensation Committee believes that there are no risks related to our compensation plans that would result in a material adverse impact on us. This conclusion is based upon management’s risk analysis and the Compensation Committee’s belief that the following mitigating factors also serve to reduce such risks:

●	Incentives are capped at a maximum amount regardless of the degree to which objectives may be exceeded.
●	Payments are based upon audited year end results.
●	Multiple objectives are used as performance targets.
●	Computations are reviewed at regular intervals during the year and are subject to multiple levels of review at the management, committee, and full Board level.
●	All incentives are based upon pre-established objective criteria as approved by our Board.

Compensation of Executive Officers

The following table sets forth certain compensation information for the fiscal years ended June 30, 2014 and 2013, for our principal executive officer/principal financial officer and our Chief Operating Officer during fiscal year ended June 30, 2014, who was the only other executive officer whose compensation exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

			Stock	Option	All Other
Name and		Salary	Awards(1)	Awards(1)	Compensation(2)	Total
Principal Position	Year	($)	($)	($)	($)	($)
Harold A. Hurwitz(3)	2014	$222,004	$—	$—	$13,101	$235,105
Director, CEO, President, CFO, Treasurer & Secretary	2013	$192,311	$8,650	$6,227	$12,048	$219,236
Richard L. Van Kirk(4)	2014	$177,617	$—	$—	$17,480	$195,097
Chief Operating Officer	2013	$157,011	$8,650	$6,227	$16,511	$188,399

(1)	This amounts reported in these columns represent the grant date fair value of restricted stock awards and stock options granted to Named Executive Officers in fiscal 2013, in accordance with the Stock Compensation Topic of the FASB Accounting Standards Codification. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions used with respect to the restricted stock and option awards, refer to Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014. Amounts shown reflect accounting expenses and do not reflect whether the recipient has actually realized a financial benefit from the awards. See the table of Outstanding Equity Awards at June 30, 2014, below, for more information on options held by the Named Executive Officers. Stock options awarded have a term of ten years; vest in equal monthly or annual installments as per the applicable option agreement over a period of up to four years, and have an exercise price equal to either (a) the average of the high and low prices of our Common Stock on the Nasdaq Capital Market on the date of grant for options granted under our First Amended and Restated 2004 Stock Option Plan, or (b) the closing price of our Common Stock on the Nasdaq Capital Market on the last business day prior to the date of grant in which a closing price is available for options granted under our Second Amended and Restated 2004 Stock Option Plan.
(2)	The amounts reported above under the heading “All Other Compensation” consist of the following:

All Other Compensation ($)
		Insurance	401K Matching
Name and		Premiums	Contributions	Total
Principal Position	Year	($)	($)	($)
Harold A. Hurwitz	2014	$10,327	$2,774	$13,101
Director, CEO, President, CFO, Treasurer & Secretary.	2013	$9,914	$2,134	$12,048
Richard L. Van Kirk	2014	$15,705	$1,775	$17,480
Chief Operating Officer	2013	$14,964	$1,547	$16,511
(3)	Mr. Hurwitz was appointed our Chief Executive Officer and President on February 25, 2013, in addition to continuing his position as CFO, Treasurer and Secretary.
(4)	Mr. Van Kirk was appointed our Chief Operating Officer on April 23, 2013.

Employment Agreements with Named Executive Officers

Employment Arrangement with Harold A. Hurwitz

On February 25, 2013, Mr. Hurwitz began service as our Chief Executive Officer and President, in addition to continuing to serve as our Chief Financial Officer, a position he has held since 2010. In connection with the appointment, Mr. Hurwitz entered into an at-will employment arrangement (the “February 2013 Employment Arrangement”), the terms of which incorporate the terms of Mr. Hurwitz’s previously existing employment arrangement dated August 23, 2010 (except for the base compensation stated therein) and Mr. Hurwitz’s previously existing Change of Control Agreement dated July 19, 2011, which expired on July 19, 2014.

Pursuant to the terms of the February 2013 Employment Arrangement, Mr. Hurwitz’s compensation consists of the following:

●	A base salary at an annualized rate of $225,000.
●	Participation in our Annual Incentive Plan and our prior Long Term Incentive Plan, the latter of which was terminated by our Board on June 26, 2014.

●	Mr. Hurwitz was permitted to participate in any program of stock options or other equity grants that we provided to key employees from time to time. Such grants were made under the terms and provisions of the Second Amended and Restated 2004 Stock Option Plan, which was terminated by our Board on June 26, 2014. Mr. Hurwitz is permitted to participate in the Employee Stock Purchase Plan (the “ESPP”), which was approved by the Board in September 2014 and is subject to shareholder approval as further described in Proposal No. 5 of this proxy statement.
●	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees, except Mr. Hurwitz will not participate in any Company-wide employee bonus plans.

Employment Arrangement with Richard L. Van Kirk

On April 23, 2013, Mr. Van Kirk began service as our Chief Operating Officer. In connection with the appointment, Mr. Van Kirk entered into an at-will employment arrangement (the “April 2013 Employment Arrangement”), which incorporates certain terms of Mr. Van Kirk’s existing at-will employment arrangement dated January 6, 2006 and Mr. Van Kirk’s existing Change of Control Agreement dated July 19, 2011, which expired on July 19, 2014. Pursuant to the April 2013 Employment arrangement, Mr. Van Kirk’s compensation consists of the following:

●	A base salary at an annualized rate of $180,000.
●	Participation in our Annual Incentive Plan and our prior Long Term Incentive Plan, the latter of which was terminated by our Board on June 26, 2014.
●	Mr. Van Kirk was permitted to participate in any program of stock options or other equity grants that we provided key employees from time to time. Such grants were made under the terms and provisions of the Second Amended and Restated 2004 Stock Option Plan, which was terminated by our Board on June 26, 2014. Mr. Van Kirk is permitted to participate in the ESPP, which was approved by our Board in September, 2014 and is subject to shareholder approval as further described in Proposal No. 5 of this proxy statement.
●	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees, except Mr. Van Kirk will not participate in any Company-wide employee bonus plans.

Fiscal Year 2013 Compensation Reduction

Upon the recommendation of management and as approved by the Compensation Committee and our Board, all our employees, including the Named Executive Officers, became subject to a 5% reduction in base compensation, effective July 1, 2012. Upon the recommendation of management and as approved by the Compensation Committee and our Board, this reduction was discontinued as of the end of business on September 30, 2013.

Annual Incentive Awards

In September 2013, our Board approved our Annual Incentive Plan (the "AIP”) to recognize both individual performance as well as overall corporate performance. Awards were to be calculated by multiplying (a) an “Individual Achievement Factor” as determined by each participant’s achievement of his individual objectives, times (b) a “Corporate Achievement Factor.” For fiscal year 2013, the Corporate Achievement Factor was established based on an EBITDA (as determined by our Board based on our applicable audited financial statements and calculated substantially in conformance with our historic determination of EBITDA) target of $800,000. No incentives were to be paid unless a minimum Corporate Achievement Factor was achieved, which minimum Corporate Achievement Factor was established as EBITDA of $300,000. Because the minimum Corporate Achievement Factor was not achieved, no awards were made under the terms of the AIP for fiscal year 2013.

For fiscal year 2014, AIP awards were subject to a formula based on threshold cash flows from operations of approximately $300,000, with no Individual Achievement Factors as existed in prior years. Because the threshold cash flows from operations were not achieved, no awards were made under the terms of the AIP for fiscal year 2014. In years subsequent to fiscal year 2014, we expect that the AIP will be calculated in two parts, subject to formulas based on (a) threshold cash flows from operations, and (b) growth in cash flows from operations. The Compensation Committee believes that this design, which balances short-term and long-term incentives, reduces the inherent risk of incentive compensation by rewarding business decisions and actions over a longer term, thus avoiding plan designs that could incentivize executives to take actions that would result in short-term gain in order to bolster annual incentive compensation without regard to the long-term best interests of the Company.

Change of Control Agreements

The Company’s prior change of control agreements with Messrs. Hurwitz and Van Kirk expired on July 19, 2014 without continuation or renewal. As a result, the Company is not a party to any change of control agreements.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2014.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options					Number of Shares of Stock	Market Value of Shares of Stock
Name	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		That Have Not Vested	That Have Not Vested
Harold A. Hurwitz	20,000	—	$1.97	10	/07/2020
	22,916	2,084	$1.80	09	/12/2021
	1,667	3,333	$1.73	09	/11/2022
						3,333	$6,999
Richard L. Van Kirk	8,334	—	$7.65	01	/06/2016
	3,334	—	$4.38	05	/18/2017
	20,000	—	$1.97	10	/07/2020
	22,916	2,084	$1.80	09	/12/2021
	1,667	3,333	$1.73	09	/11/2022
						3,333	$6,999

Compensation of Directors

2010 Directors’ Compensation Plan

In 2010, the Compensation Committee engaged Remedy Compensation Consulting (“Remedy”) as its independent compensation consultant to assist the Compensation Committee in evaluating compensation strategies with respect to our employees and the non-employee directors on our Board, noting that director compensation had not changed since 1997. As part of its engagement, the Compensation Committee directed Remedy to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for the group. The analysis with respect to compensation of non-employee Board members resulted in the Board’s adoption, in July 2010, of the compensation plan described below (the “2010 Directors’ Compensation Plan”). In 2011, the Compensation Committee engaged the independent compensation consulting firm Compensia (who had acquired Remedy during 2011) to perform an updated analysis based on the same comparative group of companies. Among the findings resulting from the updated analysis were that the elements of the non-employee directors’ compensation plan described below fell generally at, or below, the targeted 25th percentile of the comparative group of companies.

The compensation plan for non-employee members of our Board under the 2010 Directors Compensation Plan was as follows:

Annual retainer for each director	$24,000
Additional annual retainer for service as:
Lead Director/Chairman	$7,000
Committee Chair	$5,000

All retainers were paid in quarterly installments at the end of each calendar quarter. In the event that a director attended more than six Board meetings or more than six meetings of any committee upon which that director served in one fiscal year, an additional per meeting fee of $1,000 for in person meetings or $500 for telephone meetings was paid. If any such “excess” committee meeting was held on the same date as a Board meeting, only the Board meeting was considered compensable.

In addition, upon initial election or appointment to our Board, each director was granted an option for the purchase of 15,000 shares of our Common Stock. Upon each occurrence of re-election to our Board, each director was granted an option for the purchase of an additional 10,000 shares of our Common Stock. All such option grants were made as of the date of such election, appointment or re-election and in accordance with the terms of our 2010 Directors’ Compensation Plan.

Effective July 1, 2012, our Board voluntarily reduced the amounts of the cash retainers described above by 12%. This reduction remained in effect until May 2, 2013, at which time the compensation of non-employee directors on our Board was changed, as described below.

2013 Directors’ Compensation Plan

On February 4, 2013, the AO Nominees (Messrs. Swenson, Cabillot and Farrell), each of whom was elected to our Board at the January 17, 2013 Annual Meeting of Shareholders, each opted to waive (a) receipt of stock options they were otherwise entitled to receive upon their election to the Board, and (b) any cash retainers or meeting fees in excess of $200 per meeting and $2,000 per year.

At its meeting on May 2, 2013, our Board replaced the 2010 Directors’ Compensation Plan with the 2013 Directors’ Compensation Plan that provides for the following:

●	Fees of $200 for participation in Board or Committee meetings, to a maximum of $2,000 per fiscal year; and
●	An annual retainer of $23,000 for the Audit Committee Chair (which may be modified in compensating any future Audit Committee Chair).

The 2013 Directors’ Compensation Plan has no provision for (a) retainers other than that described above, or (b) grants of options, restricted stock or other forms of equity compensation.

The following table details the cash retainers and fees, as well as equity compensation in the form of stock awards, paid to our non-employee directors during fiscal 2014:

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards ($)	Total ($)
David C. Hovda	$24,400	$—	$24,400
William J. Farrell III	$2,000	$—	$2,000
Nicholas J. Swenson	$2,800	$—	$2,800
Raymond E. Cabillot	$2,600	$—	$2,600
William L. Healey(2)	$3,203	$—	$3,203

(1)	The cash amount reported in this column represents amounts paid to directors during fiscal 2014 and includes a portion of fees earned in fiscal 2013.
(2)	Mr. Healey’s position as a Board member terminated on June 7, 2013.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2014 with respect to shares of Common Stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by Stockholders:
Second Amended and Restated 2004 Stock Option Plan(1)	150,002	$ 2.43	531,381
Amended and Restated 2004 Directors’ Stock Option Plan(2)	15,000	$ 2.14	173,334

(1)	The Second Amended and Restated 2004 Stock Option Plan was terminated by our Board on June 26, 2014 and, as a result, no further options may be granted under such plan.
(2)	The Amended and Restated 2004 Directors’ Stock Option Plan was terminated by our Board on June 26, 2014, subject to shareholder approval of its termination pursuant to Proposal No. 4 in this proxy statement, and, as a result, no further options may be granted under this plan.

Options and Restricted Stock Generally

Our Board, as the administrator of each of the plans listed above, has the discretion to accelerate the vesting of any outstanding options held by the employees and directors in the event of an acquisition of us by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

In the event of a change of control (as such term is defined in the stock option plans listed in the table above, which definition includes, among other items, (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) a change in the composition of our Board occurring within a one-year period of 60% or more), the Board has the discretion to accelerate the vesting of any outstanding options or shares of restricted stock held by employees. Vesting of outstanding options held by members of our Board would be automatically accelerated as a result of a change of control.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board in providing oversight to our financial management, independent registered public accounting firm, and financial reporting procedures. Our management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in our 2014 Annual Report on Form 10-K with management and Moss Adams, LLP, the independent registered public accounting firm engaged to audit such financial statements.

The Audit Committee has discussed with Moss Adams, LLP the matters required to be discussed by Auditing Standard No. 16 (“Communications with Audit Committees”). The Audit Committee has received the written disclosures and the letter from Moss Adams, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with Moss Adams, LLP its independence. In concluding that Moss Adams, LLP is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014, and be filed with the SEC.

The Audit Committee has appointed Moss Adams, LLP to serve as our independent auditors for the fiscal year ending June 30, 2015.

AUDIT COMMITTEE

David C. Hovda	Raymond E. Cabillot	Nicholas J. Swenson

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our Board, can be obtained from http://pro-dex.com/media/23086/ prodex_code_of_conduct.pdf.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. There have been no waivers of the ethics policy granted during the fiscal year ended June 30, 2014 and through the date of this proxy statement, nor have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and officers and any person who owns more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and the Nasdaq Capital

Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file in accordance with Section 16(a). Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required for those persons, we believe that during the fiscal year ended June 30, 2014, our officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to such persons.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or an applicable committee. Under the policies and procedures, the Board is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An “interested transaction” is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board pursuant to applicable Nasdaq rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our Board intends to approve only those related party transactions that are in the best interests of the Company and our shareholders.

Since July 1, 2013, the beginning of our fiscal year 2014, there has not been a transaction or series of related transactions to which we were or are a party, or in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than (a) the issuance of 317,231 and 156,189 shares of our Common Stock to AO Partners I, LP (“AO Partners”) and Farnam Street Partners, L.P. (“Farnam Street Partners”), respectively, under the terms of a rights offering of our Common Stock completed on April 24, 2014 (the “Rights Offering”), pursuant to a registration statement on Form S-3 filed with the SEC, and (b) a Standby Purchase Agreement (“Standby Purchase Agreement”) to which we were a party with AO Partners and Farnam Street Capital, Inc. (“Farnam Street Capital”) in connection with the Rights Offering, and pursuant to which no shares were issued. Mr. Swenson is affiliated with AO Partners, and Mr. Cabillot is affiliated with Farnam Street Partners and Farnam Street Capital as described in the section “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement. Messrs. Swenson and Cabillot did not participate in deliberations of, and abstained from votes taken by, our Board with respect to matters regarding AO Partners, Farnam Street Partners and Farnam Street Capital in connection with the Rights Offering and the Standby Purchase Agreement.

Certain Relationships and Related Transactions

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Colorado law.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation and Nominating Committees of the Board will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the SEC and Nasdaq, additional criteria set forth in our corporate governance guidelines and consideration of any other material relationship a director may have with us.

The Board has determined that all of its directors are independent under these standards, except for Mr. Hurwitz, our Chief Executive Officer and President, who was appointed to our Board on June 10, 2013.

COMMUNICATIONS WITH DIRECTORS

Our Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with our Board, any individual directors or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: hal.hurwitz@pro-dex.com.

All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that our directors are invited and encouraged to attend all of our annual meetings of shareholders. All of the then-current directors except for Mr. Hovda were in attendance at the 2013 Annual Meeting.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015, and requests our shareholders to ratify this appointment. In the event that our shareholders do not ratify the selection of Moss Adams, LLP as our independent public accountants, our Board will consider the selection of another independent public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent registered public accounting firm is compatible with maintaining such firm’s independence.

The following table sets forth the aggregate fees billed to us for the fiscal years ended June 30, 2014 and 2013 by our independent registered public accounting firm, Moss Adam, LLP, all of which were preapproved by the Audit Committee.

	Years Ended June 30,
	2014	2013
Audit Fees(1)	$97,137	$172,125
Audit-Related Fees(2)	22,775	4,280
Tax Fees(3)	35,000	36,410
All Other Fees(4)	76,305	—
Total	$231,217	$212,815

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4)	All Other Fees consist of fees for products and services other than the services reported above. In fiscal 2014, the majority of the other fees related to accounting and tax consulting services provided in conjunction with our Common Stock rights offering.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015, our Board has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

Proposal No. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Compensation of Executive Officers and Management” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers for the fiscal year ended June 30, 2014. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve, on an advisory basis, the compensation of our Named Executive Officers will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal No. 4

APPROVAL OF THE TERMINATION OF THE AMENDED AND RESTATED 2004 DIRECTORS’ STOCK OPTION PLAN

The Board seeks the approval of the shareholders to terminate the Amended and Restated 2004 Directors’ Stock Option Plan (the “2004 Directors’ Stock Option Plan”). The 2004 Directors’ Stock Option Plan was adopted by the Board, subject to shareholder approval, on October 16, 2003.

The Board has determined that the 2004 Directors’ Stock Option Plan does not align with either (a) the 2013 Directors’ Compensation Plan described in the section “Compensation of Directors” in this proxy statement, or (b) the philosophy of the Compensation Committee with respect to stock options described in the section “Compensation Committee Philosophy” in this proxy statement, and, in September 2014, approved termination of the 2004 Directors’ Stock Option Plan, subject to shareholder approval. Per its terms, termination of the 2004 Directors’ Stock Option Plan requires approval of the holders of a majority of the shares of Common Stock present, or represented by proxy, and entitled to vote at the Annual Meeting. There are 15,000 options outstanding under the 2004 Directors’ Stock Option Plan, which will remain outstanding in accordance with their terms if the 2004 Directors’ Stock Option Plan is terminated.

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to terminate the 2004 Directors’ Stock Option Plan will be approved if the vote constitutes the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TERMINATION OF THE 2004 DIRECTORS’ STOCK OPTION PLAN.

Proposal No. 5

APPROVAL OF THE ESTABLISHMENT OF THE 2O14 EMPLOYEE STOCK PURCHASE PLAN

Background

The 2014 Employee Stock Purchase Plan (the “ESPP”) was unanimously adopted by our Board in September 2014, subject to approval by our shareholders. If approved by our shareholders, the ESPP will replace our prior Employee Stock Option Plan that was terminated by the Board in June 2014, with the provision that options outstanding thereunder will remain outstanding in accordance with their respective terms. The principal features of the ESPP are summarized below. The summary is qualified in its entirety by the full text of the ESPP, which is set forth as Exhibit A to this proxy statement. Capitalized terms used in this proposal are defined in the ESPP.

General

The purpose of the ESPP is to provide an opportunity for our Eligible Employees to purchase shares of our Common Stock through payroll deductions and thereby have an additional incentive to contribute to our success.

Administration

The ESPP will be administered by the Committee (comprised of the Compensation Committee as designated by the Board). The Committee will have the authority and responsibility for the administration of the ESPP. The Committee will delegate to the Chief Financial Officer of the Company (or his or her designee) the day-to-day administration of, and other responsibilities relating to, the ESPP. The Committee or its delegate will have full power and authority to promulgate any rules and regulations that it deems necessary for the proper administration of the ESPP, to interpret the provisions and supervise the administration of the ESPP, to identify Eligible Employees or the parameters by which they shall be identified, to make factual determinations relevant to ESPP entitlements and to take all necessary or advisable actions in connection with administration of the ESPP.

Eligibility of Employees

Unless otherwise determined by the Committee, any person who is an Employee as of the first day of the enrollment period designated by the Committee that immediately precedes the Offering Date of a given Offering Period will be eligible to participate in that Offering Period under the ESPP.

Offering Periods, Option Grants and Payroll Deductions

It is anticipated that the ESPP will be implemented by a series of Offering Periods lasting six (6) months, with new Offering Periods commencing on or about January 1 and July 1 of each year, or at such other times as may be determined by the Committee. The Committee will have the power to change the duration and/or the frequency of Offering Periods (as well as the start and end dates of Offering Periods) of future offerings without shareholder approval, subject to limited exceptions. If the ESPP is approved by our shareholders pursuant to this Proposal No. 5, we anticipate that the initial Offering Period will commence on January 1, 2015.

Subject to the terms of the ESPP, on the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Purchase Date a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price.

A participant can elect to have payroll deductions made on each payday during the Offering Period, but the deduction cannot be more than fifteen percent (15%) of the compensation he or she receives on each payday during the Offering Period. Once this election has been made and the Offering Period begins, the participant may adjust the amount deducted only one time during that Offering Period. A participant may not discontinue participation in the ESPP, except upon termination of such participant’s status as an Eligible Employee or Continuous Status as an Employee prior to the Purchase Date of an Offering Period. Subject to the other limitations described above and below, the maximum number of shares a participant may purchase during each Offering Period is 7,500 shares.

Purchase of Common Stock

The purchase price of shares of our Common Stock purchased under the ESPP is anticipated to be the greater of: (a) 85% of the Fair Market Value of a share of our Common Stock on the Purchase Date or (b) 85% of the arithmetic average of the VWAP of our Common Stock for each of the thirty (30) Trading Days preceding the Purchase Date, provided, however, that the Committee may designate a price with respect to future Offering Periods, subject to certain parameters.

The purchase of shares will happen automatically on the Purchase Date of each Offering Period. The contributions in the participant’s account will be used to purchase the greatest number of whole shares of Common Stock possible at the applicable Purchase Price. No fractional shares will be purchased, and any excess contributions in a participant’s account that cannot purchase a whole share will be returned to the participant. As soon as possible, the number of shares of Common Stock purchased by each participant will be deposited into an account established in the participant’s name. Subject to a twelve-month non-transfer restriction required by the terms of the ESPP, a participant may, at any time, direct the designated broker to sell his or her shares and deliver to the participant the proceeds from the sale, less applicable expenses.

In no event will any participant be entitled to purchase an amount of shares representing 5% or more of the total combined voting power of all classes of capital stock of the Company or at a rate that exceeds $25,000 of the Fair Market Value of such stock in any calendar year. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of shares on a Purchase Date due to these limitations will be returned to the participant.

Termination of Employment

Participation in the ESPP will discontinue upon termination of the participant’s status as an Eligible Employee and/or Continuous Status as an Employee, for any reason, prior to the Purchase Date of an Offering Period. If participation is discontinued, the contributions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to the person or persons entitled them, and his or her option will be automatically terminated.

Amendment and Termination

The Board and/or the Committee may amend or terminate the ESPP at any time. With limited exceptions, termination of the ESPP cannot be done in a manner that would affect options that were previously granted. The Board and/or Committee also cannot change the ESPP in a way that would adversely affect the rights of a participant in options that were previously granted.

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve the ESPP will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” ADOPTION OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN.

ANNUAL REPORT

Our Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2014 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the SEC, proposals by shareholders and submissions by shareholders of director nominees that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by June 25, 2015, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals. Proposals by shareholders, as well as shareholder nominees for director, for possible consideration at our next annual meeting that are not intended for inclusion in our proxy materials must also be received by our Secretary no later than June 25, 2015. Every shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

OTHER MATTERS

Our Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

OUR SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 23, 2014. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Harold A. Hurwitz

Corporate Secretary

Irvine, California

SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A PAPER COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2014, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 OR CALLING (949) 769-3200.

Exhibit A

PRO-DEX, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

This 2014 Employee Stock Purchase Plan (the “Plan”) provides Eligible Employees with an opportunity to purchase Company Common Stock through payroll deductions and is intended as an employment incentive and to encourage ownership of Company Common Stock to enable Eligible Employees to participate in the economic progress of the Company during the term of the Plan.

The Company intends to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

1.                  Definitions. Any capitalized term used in this Plan but not otherwise defined shall, unless otherwise indicated or required by the particular context, have the following meanings:

(a)                Board of Directors: The Board of Directors of the Company.

(b)               Code: The Internal Revenue Code of 1986, as amended.

(c)                Common Stock: The no par value common stock of Pro-Dex, Inc.

(d)               Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, together with any successors thereto.

(e)                Compensation: The salary and wages paid to an Eligible Employee by the Company or a Designated Related Company including any pre-tax contributions under any tax-qualified retirement plan sponsored by the Company. In addition, to the extent designated by the Committee, “Compensation” may also include bonus or other cash incentive compensation, overtime, commissions, and, to the extent applicable, salary reduction amounts contributed to any cafeteria plan, flexible benefit plan, or qualified transportation plan established by the Company or any Designated Related Company in accordance with Code Section 125 and related sections of the Code, but shall not include severance pay, cost of living pay, housing pay, relocation pay, other taxable fringe benefits and other extraordinary compensation, all as determined by the Committee in its sole discretion.

(f)                Committee: The committee of the Board of Directors designated to administer the Plan, or, if no committee of the Board of Directors is designated as the “Committee”, then the Board of Directors shall serve as the “Committee”.

(g)               Continuous Status as an Employee: The absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that any such military, sick, or other leave of absence is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) in the case of transfers between locations of the Company or between the Company and any Designated Related Company.

(h)               Contributions: All amounts credited to the account of a participant pursuant to the Plan.

(i)                 Corporate Transaction: A merger, consolidation, acquisition of property or stock, a separation, reorganization, or liquidation of the Company and such other corporate events as are described in Section 424 of the Code and the Treasury regulations promulgated thereunder.

(j)                 Designated Related Company: Any corporation that is a “parent corporation” or a “subsidiary corporation” with respect to the Company, as those terms are defined in Section 424 of the Code and that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

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(k)               Eligible Employee: An Employee eligible to participate in the Plan under the terms of Section 2.

(l)                 Employee: Any person, who is an officer or employee of the Company or a Designated Related Company.

(m)             Exchange Act: The Securities Exchange Act of 1934, as amended.

(n)               Fair Market Value: The fair market value of the Company’s Common Stock on a given date is (i) if the Company’s Common Stock is publicly traded, the closing price of the Common Stock on the Principal Market on such date (or, if such date is not a Trading Day, then the closing price of the Common Stock on the Principal Market on the immediately preceding Trading Day), or (ii) if the Company’s Common Stock is not publicly traded, as determined by the Committee in good faith; provided, however, that the Committee may in its discretion designate (i) the mean between the highest and lowest reported sales prices of the Common Stock reported on the Principal Market on a given date as Fair Market Value as of such date for any purpose under the Plan and/or (ii) the actual sales price as Fair Market Value in the case of dispositions of Common Stock under the Plan.

(o)               Offering Date: The first business day of each Offering Period under the Plan.

(p)               Offering Period: Means a period of six (6) months commencing on January 1 and July 1 of each year, or such other date as designated by the Committee, provided, that, pursuant to Section 3, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods. If the Common Stock is publicly traded and last day of an Offering Period would otherwise fall on a date that the Principal Market is closed, the Offering Period shall end on the last business day immediately preceding such date on which the Principal Market is open.

(q)               Principal Market. (i) The NASDAQ Capital Market, or (ii) if the Company’s Common Stock is not then listed on the NASDAQ Capital Market, the principal securities exchange or any other national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

(r)                 Purchase Date: The last day of each Offering Period of the Plan.

(s)                Purchase Price: With respect to an Offering Period, an amount equal to the greater of (x) 85% (or such greater percentage as designated by the Committee) of the Fair Market Value of a Share of Common Stock on the Purchase Date and (y) 85% (or such greater percentage as designated by the Committee) of the arithmetic average of the VWAP of the Common Stock for each of the thirty (30) Trading Days preceding the Purchase Date; provided, however, that the Committee may designate the Purchase Price with respect to future Offering Periods to be an amount equal to 85% (or such greater percentage as designated by the Committee) of the Fair Market Value of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower.

(t)                 Share: A share of Common Stock, as adjusted in accordance with Section 16 of the Plan.

(u)               Trading Day. Any day on which the Common Stock is listed, quoted or traded on the Principal Market; provided that “Trading Day” shall not include any day on which there are no reported sales or trades of the Company’s Common Stock.

(v)               VWAP: If the Company’s Common Stock is publicly traded, as of a given date, the dollar volume-weighted average price for the Company’s Common Stock on the Principal Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Common Stock as reported by OTC Markets Group (or an equivalent quotation or reporting system). If the “VWAP” cannot be calculated

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for the Common Stock on such date on any of the foregoing bases, the “VWAP” of the Common Stock on such date shall be the fair market value as determined by the Committee. All calculations of “VWAP” shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period. References in this Plan to “VWAP” shall be disregarded if the Company’s Common Stock is not then publicly traded.

2.                  Eligibility.

(a)                Unless otherwise determined by the Committee (in a manner consistent with Section 423 of the Code), any person who is an Employee as of the first day of the enrollment period designated by the Committee that immediately precedes the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 4(a) and the limitations imposed by Section 423(b) of the Code.

(b)               Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Designated Related Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and any Designated Related Company to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(c)                Under the situations detailed in Sections 2(a) and 2(b), to the extent necessary to comply with those Sections, a participant’s Contributions credited to his or her account may be returned to him or her and his or her option(s) may be terminated.

3.                  Offering Periods. The Plan shall initially be implemented by a series of Offering Periods of six (6) months’ duration, with new Offering Periods commencing on or about January 1 and July 1 of each year or at such other time or times as may be determined by the Committee. The Plan shall continue until terminated in accordance with Section 17 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods (as well as the start and end dates of Offering Periods) with respect to future offerings without shareholder approval; provided however any such change shall comply with Section 423(b) of the Code.

4.                  Participation.

(a)                An Eligible Employee may become a participant in the Plan by completing required documents (“Enrollment Documents”) and submitting them to the stock brokerage or other financial services firm or other agent designated by the Company (“Designated Broker”) prior to the applicable Offering Date. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the dollar amount of the participant’s Compensation (subject to Section 5(a) below) to be paid as Contributions pursuant to the Plan.

(b)               Payroll deductions shall commence on the first full payroll paid following the Offering Date and shall end in the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, subject to Section 9.

5.                  Method of Payment of Contributions.

(a)                Subject to the limitations set forth in Section 2(b), a participant shall elect at the time and manner prescribed by the Designated Broker to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each payday during the Offering Period (or such other percentage as the Committee may establish from time to time before an Offering Date); provided further that once such election has been made and the Offering Period begins, the participant may only increase or decrease such election amount one time during such Offering Period or as detailed in Section 5(b) or elsewhere in this Plan. Notwithstanding the foregoing, any such change to an election amount must be effected by completing

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and filing with the Designated Broker the required documents authorizing such a change in the payroll deduction rate at least five (5) days prior to the Purchase Date. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Finally, subject to the limitations set forth in Section 2(b), and absent an affirmative election to have his or her same contribution election and attendant payroll deduction authorization carry over into subsequent Offering Periods, a participant must affirmatively elect to participate in the Plan pursuant to this Section 5(a) for each Offering Period.

(b)               A participant may not discontinue his or her participation in the Plan, except as provided in Section 9; provided, however, that, a participant may (irrespective of the one-time per-Offering Period change in election set forth in Section 5(a)) reduce his or her payroll deduction to zero during an Offering Period by completing and filing with the Designated Broker the required documents authorizing such a change in the payroll deduction rate if the documents are completed at least five (5) days prior to the Purchase Date. Such change to zero will apply for the remainder of the Offering Period and will be irrevocable with respect to the Offering Period. A participant’s Contributions prior to the processing of the change in his or her payroll deduction rate to zero will be paid to such participant, and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares shall be made during the Offering Period. Such a participant will be required to actively make a new election for the next Offering Period that he or she chooses to participate in.

(c)                Notwithstanding the foregoing, solely to the extent necessary to comply with Section 423(b)(8) of the Code and Section 2(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the then-current calendar year to any amount below the elected dollar amount including a decrease to $0. Payroll deductions shall re-commence at the rate provided in such participant’s Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated as provided in Section 9.

6.                  Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company’s Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Eligible Employee may purchase during each Offering Period shall be 7,500 Shares (subject to any adjustment pursuant to Section 16 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 2(b) and 11.

7.                  Exercise of Option. Subject to Section 9, a participant’s option for the purchase of Shares will be exercised automatically on the Purchase Date of each Offering Period, and the greatest number of whole Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional shares shall be issued, and any excess Contributions in a participant’s account that cannot purchase a whole Share shall be returned to such participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

8.                  Holding Period and Delivery. As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the participant. The Committee may require that Shares be retained with the Designated Broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. Subject to the holding period described in the following sentence, a participant may, at any time, direct the Designated Broker to sell his or her Shares and deliver to the participant the proceeds therefrom, less applicable expenses. Notwithstanding any other provision of the Plan to the contrary, all Shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until twelve (12) months after the Purchase Date; provided, however, that the Committee may increase or decrease (or waive) such holding period with respect to future Offering Periods.

9.                  Withdrawal; Termination of Employment.

(a)                Upon termination of the participant’s status as an Eligible Employee and/or Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or

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involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13, and his or her option will be automatically terminated.

(b)               Subject to Section 9(a), in the event an Eligible Employee fails to remain in Continuous Status as an Employee of the Company during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(c)                An Eligible Employee’s withdrawal from an offering (other than under Section 9(a)) will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

10.              Interest. No interest shall accrue on the Contributions of a participant in the Plan.

11.              Stock.

(a)                Subject to adjustment as provided in Section 16, the maximum number of Shares that shall be made available for sale under the Plan shall be 704,715 Shares. If the Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Committee may in its sole discretion provide (1) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (2) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 17 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date.

(b)               The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

12.              Administration. The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee delegates the routine day-to-day administration of the Plan (including the selection of a Designated Broker for the Plan) to the Chief Financial Officer of the Company (or his or her designee to perform such day-to-day administration).

13.              Designation as Beneficiary.

(a)                A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 13(a) shall be made in the form and manner prescribed by the Designated Broker.

(b)               Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the

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executor or administrator of the estate of the participant, on behalf of such estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the applicable heirs at law.

14.              Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9.

15.              Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

16.              Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)                Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 11(a) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a spin-off, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b)               In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least five (5) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, subject to Section 9. For purposes of this Section 16, an option granted under the Plan shall be deemed to be assumed or substituted, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 16); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

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17.              Amendment or Termination.

(a)                The Board and/or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 16, no such termination of the Plan may affect options previously granted. Except as provided in Section 16 and in this Section 17, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b)               Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods (solely prior to the commencement of the affected Offering Periods), limit the frequency and/or number of changes in the amount withheld during an Offering Period (solely prior to the commencement of the affected Offering Periods), permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.

18.              Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.              Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

20.              Term of Plan; Effective Date. The Plan shall become effective upon approval by the Company’s shareholders. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17.

21.              Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

22.              Not a Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Designated Related Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Designated Related Company to purchase Common Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company or any Designated Related Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Designated Related Company or to restrict the right of the Company or any Designated Related Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Designated Related

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Company the right to require any person to remain in the employ of the Company or any Designated Related Company or to restrict any person’s right to terminate his or her employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

23.              Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related Treasury regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423. This Section shall take precedence over all other provisions of the Plan.

24.              Other Provisions.

(a)                The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)               Any expenses of administering the Plan shall be borne by the Company.

(c)                This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of authority of the Board of Directors to adopt such other additional incentive or other compensation arrangements as the Board of Directors may deem necessary or desirable.

(d)               The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e)                If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(f)                Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(g)               The Plan shall be binding upon the Company, its successors and assigns, and participants, their executors, administrators and permitted transferees and beneficiaries.

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PRO-DEX, INC. 2361 MCGAW AVENUE IRVINE, CA 92614

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS    PROXY    CARD    IS    VALID    ONLY    WHEN     SIGNED    AND    DATED.

		For All	Withhold All		For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the following director nominees:
1.	Election of Directors Nominees	☐	☐		☐

01	Raymond E. Cabillot 02 William J. Farrell III 03 David C. Hovda 04 Harold A. Hurwitz 05 Nicholas J. Swenson

The Board of Directors recommends you vote FOR each of proposals 2 through 5.							For	Against	Abstain

2	To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015.						☐	☐	☐

3	Advisory vote to approve the compensation of our Named Executive Officers.						☐	☐	☐

4	To approve the termination of the Amended and Restated 2004 Directors’ Stock Option Plan.						☐	☐	☐

5	To approve the establishment of the 2014 Employee Stock Purchase Plan.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Shareholder Letter, Proxy Card and Annual Report on Form 10-K is/are available at www.proxyvote.com.

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PRO-DEX, INC. Annual Meeting of Shareholders December 3, 2014 9:30 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoints Harold A. Hurwitz as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 8, 2014, at the Annual Meeting of Shareholders to be held at Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614, on December 3, 2014, at 9:30 a.m., local time, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each of the director nominees in proposal 1, and “FOR” each of proposals 2 through 5.

Continued and to be signed on reverse side